As filed with the Securities and Exchange Commission on June 28, 2001

                                                           Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                      EXFO ELECTRO-OPTICAL ENGINEERING INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

         CANADA                                         98-0131231
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                          Identification No.)

                      -------------------------------------
                                465 GODIN AVENUE
                                 VANIER, QUEBEC
                                 CANADA G1M 3G7
                                 (418) 683-0211
               (Address, Including Zip Code, and Telephone Number,
        including Area Code, of Registrant's Principal Executive Offices)
                      -------------------------------------
                                   SHARE PLAN
                                STOCK OPTION PLAN
                          DIRECTORS' COMPENSATION PLAN
                           RESTRICTED STOCK AWARD PLAN
                            (Full title of the plan)
                      -------------------------------------
                              CT CORPORATION SYSTEM
                                111 EIGHTH AVENUE
                            NEW YORK, NEW YORK 10011
                                 (212) 894-8940
                     (Name and Address, including Zip Code,
         and Telephone Number, including Area Code of Agent For Service)
                      -------------------------------------
                                   COPIES TO:
                             EDWIN S. MAYNARD, ESQ.
                    PAUL, WEISS, RIFKIND, WHARTON & GARRISON
                           1285 AVENUE OF THE AMERICAS
                          NEW YORK, NEW YORK 10019-6064
                                 (212) 373-3000
                      -------------------------------------
                         CALCULATION OF REGISTRATION FEE

=======================================================================================================================
TITLE OF EACH CLASS OF                                    PROPOSED MAXIMUM        PROPOSED MAXIMUM
SECURITIES                             AMOUNT              OFFERING PRICE        AGGREGATE OFFERING        AMOUNT OF
TO BE REGISTERED                  TO BE REGISTERED         PER SHARE (3)              PRICE (3)        REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------
Subordinate voting shares,         5,588,225(1)(2)           U.S.$17.05          U.S.$95,279,236.25     U.S.$23,819.81
without par value
-----------------------------------------------------------------------------------------------------------------------

(1) Represents (a) 707,264 shares issued under the Registrant's Share Plan, (b) 4,470,961 shares issuable upon exercise of options to be granted pursuant to the Registrant's Stock Option Plan, (c) 50,000 shares issuable pursuant to the Registrant's Directors' Compensation Plan and (d) 360,000 shares issuable pursuant to the Registrant's Restricted Stock Award Plan.

(2) This Registration Statement shall, in accordance with Rule 416 under the Securities Act of 1933, as amended, be deemed to cover such additional shares as may be issued to prevent dilution resulting from stock splits, stock dividends or similar transactions.

(3) Estimated solely for the purpose of computing the registration fee in accordance with Rule 457(c) and 457(h)(1) of the Securities Act and based on the average of the high and the low prices of the subordinate voting shares reported on the Nasdaq National Market on June 21, 2001.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

                  ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

                  The following documents filed with the Securities and Exchange Commission (the "Commission") by EXFO Electro-Optical Engineering Inc. (the "Registrant") are hereby incorporated in this Registration Statement by reference:

                 (a) the Registrant's Prospectus, dated June 29, 2000, filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act"), relating to the Registrant's Registration Statement on Form F-1 (File No. 333-38956), which was declared effective on June 28, 2000;

                 (b) the description of the Registrant's subordinate voting shares contained in the Registrant's Registration Statement on Form 8-A, filed pursuant to
                           Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act") and any amendment or report filed for the purpose of updating such description; and

                 (c) the description of the Registrant's Restricted Stock Plan contained in the Registrant's Form 20-F, dated January 18, 2001, filed with the Commission pursuant to Section 12(g) of the Exchange Act.

                  All the documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this Registration Statement that indicates that all securities offered have been sold or that deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

                  ITEM 4.  DESCRIPTION OF SECURITIES.

                  Not applicable.

                  ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

                  As of June 27, 2001, certain members and associates of Fasken Martineau DuMoulin LLP, Canadian counsel to the Registrant, beneficially owned an aggregate of 2,550 subordinate voting shares of the Registrant.

                  ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

                  The Registrant's by-laws provide that the Registrant will indemnify any of its directors, former directors, officers and former officers and other parties specified in the by-laws, against all costs reasonably incurred by them for any civil, criminal or administrative action or proceeding to which they are or may made a party by reason of having been a director or officer. The indemnity covers amounts paid to settle actions or to satisfy judgments. However, the Registrant may only indemnify these such persons, if such persons acted honestly and in good faith with a view to the Registrant's best interests and, in the case of a criminal or administrative action or proceeding, if such person has reasonable grounds for believing that his or her conduct was lawful. The Canada Business Corporations Act provides that court approval is required for the payment of any indemnity in connection with an action brought by or on the Registrant's behalf.

                  A policy of directors' and officers' liability insurance is maintained by the Registrant which insures directors and officers of the Registrant and its subsidiaries against liability incurred by, arising from or against them for certain of their acts, errors or omissions.

                 ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

                  Not applicable.

                 ITEM 8.  EXHIBITS.

EXHIBIT NO.                DESCRIPTION OF EXHIBIT
----------                 ----------------------

4.1(a)*                    Stock Option Plan

4.1(b)*                    Share Plan

4.1(c)*                    Directors' Compensation Plan

4.1(d)**                   Restricted Stock Award Plan

5.1 Opinion of Fasken Martineau DuMoulin LLP regarding the legality of the securities being registered

23.1                       Consent of PricewaterhouseCoopers LLP

23.2 Consent of Fasken Martineau DuMoulin LLP (contained in Exhibit 5.1)

24.1                       Powers of attorney (included on the signature page)

------------------------
* Incorporated by reference to exhibits 10.7, 10.8 and 10.17, respectively, filed with the Registrant's Registration Statement on Form F-1 (File No. 333-38956), which was declared effective on June 28, 2000.

** Incorporated by reference to exhibit 4.20 filed with the Registrant's Annual Report on Form 20-F (File No. 000-30895) which was filed on January 18, 2001.

                  ITEM 9.  UNDERTAKINGS.

                  (a)      The undersigned Registrant hereby undertakes:

                           (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                                    (i)     To include any prospectus required
                                            by Section 10(a)(3) of the
                                            Securities Act;

                                    (ii)    To reflect in the prospectus any
                                            facts or events arising after the
                                            effective date of the Registration
                                            Statement (or the most recent
                                            post-effective amendment thereof)
                                            which, individually or in the
                                            aggregate, represent a fundamental
                                            change in the information set forth
                                            in the Registration Statement.
                                            Notwithstanding the foregoing, any
                                            increase or decrease in volume of
                                            securities offered (if the total
                                            dollar value of securities offered
                                            would not exceed that which was
                                            registered) and any deviation from
                                            the low or high end of the estimated
                                            maximum offering range may be
                                            reflected in the form of prospectus
                                            filed with the Commission pursuant
                                            to Rule 424(b) if, in the aggregate,
                                            the changes in volume and price
                                            represent no more than a 20% change
                                            in the maximum aggregate offering
                                            price set forth in the "Calculation
                                            of Registration Fee" table in the
                                            effective Registration Statement;
                                            and

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration
                                            Statement or any material change to
                                            such information in the Registration
                                            Statement;

                           PROVIDED, HOWEVER, that paragraphs (a)(l)(i) and
                           (a)(l)(ii) do not apply if the information required to be included in a post-effective amendment by the foregoing paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or
                           Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

                           (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

                           (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

                  (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vanier, Province of Quebec, Canada, on June 27, 2001.


                                   EXFO ELECTRO-OPTICAL ENGINEERING INC.


                                   By:  /s/ Germain Lamonde
                                        ---------------------------------------
                                        Name:   Germain Lamonde
                                        Title:  Chairman of the Board, President
                                                and Chief Executive Officer

                                POWER OF ATTORNEY

                  We, the undersigned officers and directors of EXFO Electro-Optical Engineering Inc. hereby severally constitute Germain Lamonde and Pierre Plamondon, or any one of them, with full power to act without the other, our true and lawful attorneys, with full power to sign for us and in our names in the capacities indicated below, any and all amendments, including post-effective amendments, to this Registration Statement, and generally do all such things in our name and behalf in such capacities to enable EXFO Electro-Optical Engineering Inc. to comply with the applicable provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, and we hereby ratify and confirm our signatures as they may be signed by our said attorneys to any and all such amendments.

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-8 has been signed by the following persons in the capacities indicated on June 27, 2001:

         SIGNATURES                             TITLE

/s/ Germain Lamonde
------------------------   Chairman of the Board, President and Chief
Germain Lamonde            Executive Officer* (Principal Executive Officer)

/s/ Pierre Plamondon
------------------------   Vice-President, Finance and Chief Financial Officer
Pierre Plamondon, CA       (Principal Financial and Accounting Officer)

/s/ Pierre Marcouiller
------------------------   Director*
Pierre Marcouiller

/s/ David A. Thompson
------------------------   Director*
David A. Thompson

/s/ Andre Tremblay
------------------------   Director*
Andre Tremblay

/s/ Michael Unger
------------------------   Director*
Michael Unger

Authorized Representative in the United States:

EXFO America Inc.


By:  /s/ Germain Lamonde
     -----------------------------------
     Name:  Germain Lamonde
     Title: Director

------------------------
* The employee benefit plans being registered pursuant to this Registration Statement are subject to administration by the Board of Directors of the Registrant

EXHIBIT NO.                DESCRIPTION OF EXHIBIT
-----------                ----------------------

4.1(a)*                    Stock Option Plan

4.1(b)*                    Share Plan

4.1(c)*                    Directors' Compensation Plan

4.1(d)**                   Restricted Stock Award Plan

5.1 Opinion of Fasken Martineau DuMoulin LLP regarding the legality of the securities being registered

23.1                       Consent of PricewaterhouseCoopers LLP

23.2 Consent of Fasken Martineau DuMoulin LLP (contained in Exhibit 5.1)

24.1                       Powers of attorney (included on the signature page)

------------------------
* Incorporated by reference to exhibits 10.7, 10.8 and 10.17, respectively, filed with the Registrant's Registration Statement on Form F-1 (File No. 333-38956), which was declared effective on June 28, 2000.

** Incorporated by reference to exhibit 4.20 filed with the Registrant's Annual Report on Form 20-F (File No. 000-30895) which was filed on January 18, 2001.